                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.__)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                        BERGER/BIAM WORLDWIDE FUNDS TRUST
                (Name of Registrant as Specified In Its Charter)


                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



PAYMENT OF FILING FEE  (CHECK THE APPROPRIATE BOX):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies: ________________
         (2)      Aggregate number of securities to which transaction applies:
                  ________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
         (4)      Proposed maximum aggregate value of transaction:
                  _______________________
         (5)      Total fee paid: _____________________________________________

[ ]      Fee paid previously with preliminary proxy materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange

         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: _____________________________________

         (2)      Form, Schedule or Registration Statement No.:  ______________

         (3)      Filing Party: _______________________________________________

         (4)      Date Filed: _________________________________________________

                        BERGER/BIAM WORLDWIDE FUNDS TRUST
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

Dear Shareholders of the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund:

         A Special Meeting of Shareholders of your Funds has been scheduled for Friday, May 5, 2000. At the meeting, you will be asked to approve a new Investment Advisory Agreement and a new Sub-Advisory Agreement for your Funds. More detail is contained in the accompanying Proxy Statement.

         Recently, Berger LLC (Berger) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) announced their intention to dissolve their joint venture BBOI Worldwide LLC (BBOI). Currently, Berger and BIAM provide investment advisory, sub-advisory and administrative services to the Funds and their portfolios through BBOI. By dissolving BBOI, Berger and BIAM are proposing to provide those services to the Funds directly, instead of through BBOI. Thus, you are being asked to approve new agreements so that investment advisory and sub-advisory services for the Funds are provided directly by Berger and BIAM.

         The investment advisory fee borne by the Funds will also be decreased under the new agreements. No change is proposed for any other fees borne by the Funds. In addition, the investment objective, policies and restrictions of the Funds will not change as a result of the new agreements. BIAM will continue to be responsible for day-to-day management of the Funds' portfolios.

         Accompanying this letter is a proxy statement, proxy card and business reply envelope for your review. Please take a moment to look over the material and cast your vote on the proposals put forth.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE TRUSTEES OF THE FUNDS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

         The Funds have enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

         Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card.

         If you have any questions regarding the enclosed material or the execution of your vote, please do not hesitate to call 1-800-634-9899. Thank you for taking the time to consider these important proposals and for your investment in the Funds.
                                               Sincerely,

                                               /S/  Jack R. Thompson

                                               Jack R. Thompson
                                               President

                        BERGER/BIAM WORLDWIDE FUNDS TRUST
                         BERGER/BIAM INTERNATIONAL FUND
                            INTERNATIONAL EQUITY FUND
                       BERGER/BIAM INTERNATIONAL CORE FUND
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 5, 2000

         A special meeting of the shareholders of each of the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund (the Funds), three series of the Berger/BIAM Worldwide Funds Trust, a Delaware business trust (the Trust), will be held at 10:00 a.m. (local time), at the Four Points Sheraton Hotel, 600 South Colorado Blvd., 1st Floor Tree Room, Denver, Colorado, on May 5, 2000, for the purpose of voting on the following proposals (the Proposals) with respect to each respective Fund, and to transact such other business as may properly come before the special meeting or any adjournment thereof:

PROPOSAL 1: To approve a new Investment Advisory Agreement for the
            Fund's portfolio with Berger LLC, as adviser.

PROPOSAL 2: To approve a new Sub-Advisory Agreement for the Fund's portfolio between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.


         THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                                  By Order of the Trustees,

                                                  /S/  Sue Vreeland

                                                  Sue Vreeland
March 13, 2000                                    Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                        BERGER/BIAM WORLDWIDE FUNDS TRUST
                         BERGER/BIAM INTERNATIONAL FUND
                            INTERNATIONAL EQUITY FUND
                       BERGER/BIAM INTERNATIONAL CORE FUND
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON MAY 5, 2000

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Trustees of Berger/BIAM Worldwide Funds Trust (the Trust), to be used at the Special Meeting of Shareholders of each of the outstanding series of the Trust known as the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund (the Funds) to be held on May 5, 2000, at 10:00 a.m. (local time), at the Four Points Sheraton Hotel, 600 South Colorado Blvd., 1st Floor Tree Room, Denver, Colorado, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below.

         Shareholders of the Funds of record at the close of business on March 6, 2000 (the Record Date), are entitled to attend and to vote at the meeting and at any and all adjournments of the meeting. On the Record Date, there were outstanding 1,651,789 shares of the Berger/BIAM International Fund, 847,213 shares of the International Equity Fund and 18,490,307 shares of the Berger/BIAM International CORE Fund. These shares constitute all of the outstanding shares of the Trust. Each proposal and each item of other business which may properly come before the meeting will be voted on separately. Shareholders entitled to vote at the meeting will be entitled to one vote for each full share and a fractional vote for each fractional share. Each of the Funds will be asked to vote on the Proposals separately.

         If the accompanying form of proxy is properly executed, returned in time to be voted at the meeting and not revoked, the shares covered by the proxy will be voted in accordance with the instructions marked thereon by the shareholder(s). In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to the Proposals on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposals set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting. An executed and returned proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to the appropriate Fund or by appearing personally and voting at the meeting.

         This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed to shareholders on or about March 17, 2000. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement, and any additional proxy material, will be borne by the Funds' investment advisor, BBOI Worldwide LLC, or its affiliates, and not by the Funds. The most recently available annual reports of the Funds have been mailed to shareholders. IF YOU HAVE NOT RECEIVED THE REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY, WITHOUT CHARGE, PLEASE WRITE TO THE FUNDS AT 210 UNIVERSITY BLVD., SUITE 900, DENVER, COLORADO 80206, OR CALL 1-800-333-1001 AND IT WILL BE SENT BY FIRST-CLASS MAIL.

                         THE PROPOSALS TO BE VOTED UPON

         At the meeting, shareholders will be asked to vote their shares to approve a new Investment Advisory Agreement and a new Sub-Advisory Agreement (the Agreements) for the portfolio of each of the Funds, and to transact such other business as may properly come before the meeting or any adjournment thereof.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED BELOW.

         Implementation of the proposed Agreements is contingent upon both Proposals being approved. In other words, unless both Proposals are approved, neither of the proposed Agreements will be implemented. If the Proposals are approved, it is anticipated that the new Agreements will be implemented as soon as practicable after the meeting.

===============================================================================

                           BACKGROUND TO THE PROPOSALS

===============================================================================

WHY ARE THE NEW AGREEMENTS BEING PROPOSED?

         New Agreements are proposed because Berger LLC (Berger) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) intend to dissolve their joint venture BBOI Worldwide LLC (BBOI). BBOI currently serves as investment adviser to the Funds' portfolios. By dissolving BBOI, Berger and BIAM desire to begin providing services for the Funds directly, rather than indirectly as they now do through BBOI. New Agreements are being proposed to reflect that new arrangement and to reflect the lower investment advisory fees paid under the Agreements.

WHO IS BBOI?

         BBOI is a joint venture company owned 50/50 by Berger and BIAM. In 1996, Berger and BIAM formed BBOI with the intention of creating and servicing new mutual funds together through BBOI. The first funds created were the Funds. Currently, BBOI serves as the investment adviser and administrator to the Funds and their portfolios. BBOI delegates its advisory and administrative duties to its joint venture partners -- BIAM, which serves as sub-adviser, and Berger, which serves as sub-administrator. However, Berger and BIAM have recently decided to dissolve BBOI and desire to provide services to the Funds and their portfolios directly. Under the proposed new arrangements, BBOI would not serve the Funds in any capacity.

WHAT NEW ARRANGEMENTS ARE PROPOSED?

         As noted above, Berger and BIAM intend to dissolve BBOI and, subject to shareholder approval at the meeting, to serve the Funds and their portfolios directly, rather than through BBOI. Under the new arrangement, Berger would serve as investment adviser and BIAM as sub-adviser. In addition, the investment advisory fee borne by the Funds will be lowered, as will the sub-advisory fee paid by Berger to BIAM.

         In addition to advisory services, BBOI also currently provides or procures for the Funds administrative services. Under the new arrangement, Berger would be directly responsible to the Funds for providing or procuring those services, rather than being responsible for them indirectly through BBOI.

         Under the new arrangements, the Berger/BIAM International Fund, the Berger/BIAM International CORE Fund and the Trust would also change their names to no longer refer to BIAM.

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE?

         A shareholder vote is being requested since the re-alignment of the companies providing advisory services to the Funds' portfolios will not include BBOI. Instead, new Agreements would be signed by Berger and BIAM, rather than BBOI. The law requires that shareholders be asked to approve the new Investment Advisory and Sub-Advisory Agreements before they are implemented. Shareholder approval is not required or being requested to implement the new administrative services arrangements or name changes.

WOULD THIS CHANGE THE AMOUNT OF FEES PAID BY THE FUNDS?

         Yes, they would be lowered. Currently, each of the Funds bears its pro-rata share of an investment advisory fee at the annual rate of 0.90% of average daily net assets. Under the new Investment Advisory Agreement, each Fund would bear its pro-rata share of an investment advisory fee at the annual rate of 0.85% of the first $500 million of average daily net assets, 0.80% of the next $500 million, and 0.75% of all amounts in excess of $1 billion. There is no change proposed in the nature or level of any services being provided to the Funds.

         As a shareholder in the Funds, you do not pay any sales loads, redemption or exchange fees, but you do bear indirectly your Fund's annual fund operating expenses, which vary from year to year. The following tables show the current annual fund operating expenses of the Funds as of the last fiscal year end, September 30, 1999, and the pro forma annual fund operating expenses as if the new Investment Advisory Agreement had been in effect throughout the last fiscal year:

                         BERGER/BIAM INTERNATIONAL FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)                   CURRENT                    PRO FORMA AS IF NEW ADVISORY
(DEDUCTED DIRECTLY FROM THE FUND)                                              AGREEMENT HAD BEEN IN EFFECT
--------------------------------------------------------------------------------------------------------------------
Management fee                                       0.90%                      0.85%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                             0.25%                      0.25%
--------------------------------------------------------------------------------------------------------------------
Other expenses                                       0.62%                      0.62%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.77%                      1.72%
--------------------------------------------------------------------------------------------------------------------
FEE WAIVER(2)                                       (0.01)%                     0.00%
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                         1.76%                      1.72%
--------------------------------------------------------------------------------------------------------------------


                            INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)                   CURRENT                    PRO FORMA AS IF NEW ADVISORY
(DEDUCTED DIRECTLY FROM THE FUND)                                              AGREEMENT HAD BEEN IN EFFECT
--------------------------------------------------------------------------------------------------------------------

Management fee                                       0.90%                      0.85%
--------------------------------------------------------------------------------------------------------------------

Other expenses                                       0.21%                      0.21%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11%                      1.06%
--------------------------------------------------------------------------------------------------------------------
FEE WAIVER(2)                                       (0.01)%                     0.00%
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                         1.10%                      1.06%
--------------------------------------------------------------------------------------------------------------------

                       BERGER/BIAM INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1)                   CURRENT                    PRO FORMA AS IF NEW ADVISORY
(DEDUCTED DIRECTLY FROM THE FUND)                                              AGREEMENT HAD BEEN IN EFFECT
--------------------------------------------------------------------------------------------------------------------
Management fee                                      0.90%                       0.85%
--------------------------------------------------------------------------------------------------------------------
Other expenses                                      0.16%                       0.16%
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                1.06%                       1.01%
--------------------------------------------------------------------------------------------------------------------


(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the master portfolio in which the Funds invest all their investable assets. See "Master-Feeder Fund Structure; Indirect Vote" below.

(2) Under a written contract, BBOI waives its investment advisory fee to the extent that, at any time during the life of the master portfolio, the portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the portfolio's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the portfolio's Board of Trustees. Berger has agreed to sign a written contract limiting the master portfolio's expenses at the same level, if the new Agreements are approved and implemented.

EXAMPLE COSTS

The following examples help you compare the cost of investing in the Funds to the cost of investing in other mutual funds by showing what your costs may be over time. They use the same assumptions that other funds use in their prospectuses:

o         $10,000 initial investment

o         5% total return for each year

o         Fund operating expenses remain the same for each period

o         Redemption after the end of each period

Your actual costs may be higher or lower, so these examples should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

--------------------------------------------------------------------------------------------------------------------
                 Berger/BIAM International     International Equity Fund        Berger/BIAM International CORE Fund
                 Fund
--------------------------------------------------------------------------------------------------------------------
Years            Current        Pro Forma      Current         Pro Forma        Current           Pro Forma
--------------------------------------------------------------------------------------------------------------------
One              $  179          $  175        $  112           $  108          $  108              $  103
--------------------------------------------------------------------------------------------------------------------

Three            $  554          $  542        $  350           $  337          $  337              $  322
--------------------------------------------------------------------------------------------------------------------

Five             $  954          $  933        $  606           $  585          $  585              $  558
--------------------------------------------------------------------------------------------------------------------

Ten              $2,073          $2,030        $1,340           $1,294          $1,294              $1,236
--------------------------------------------------------------------------------------------------------------------


         The following table shows the total dollar amounts of the advisory and administrative services fees paid or borne by each of the Funds during the fiscal year ended September 30, 1999. All of these amounts were paid to BBOI:

--------------------------------------------------------------------------------------------------------------------
FUND                                       ADVISORY FEE (1)           ADMINISTRATIVE                AGGREGATE
                                                                      SERVICES FEE                  AMOUNT (2)
--------------------------------------------------------------------------------------------------------------------
Berger/BIAM International Fund                                           $ 87,241
---------------------------------------                          ----------------------------
International Equity Fund                    $1,993,453                  $  9,532                    $2,200,948
---------------------------------------                          ----------------------------
Berger/BIAM International CORE Fund                                      $110,722
--------------------------------------------------------------------------------------------------------------------

(1) Reflects the aggregate advisory fee, after waiver, paid to BBOI by the master portfolio in which the Funds invest all their investable assets. Each Fund bears its pro rata portion of that advisory fee, according to its interest in the master portfolio. See "Master-Feeder Fund Structure; Indirect Vote" below. Under a written contract, BBOI waives its investment advisory fee to the extent that, at any time during the life of the master portfolio, the portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the portfolio's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the portfolio's Board of Trustees. Berger has agreed to sign a written contract limiting the master portfolio's expenses at the same level, if the new Agreements are approved and implemented.

(2) Aggregate amount equals the sum of the advisory fee, plus each of the administrative services fees.

         In addition to the amounts shown on the table, the Berger/BIAM International Fund also paid Berger $49,679 during the fiscal year ended September 30, 1999, under a 12b-1 Plan adopted by the Fund for the purpose of promoting the sale of Fund shares.

         Under the current Sub-Advisory Agreement, BBOI (and not the Funds) is responsible for paying BIAM a sub-advisory fee at the annual rate of 0.45% of average daily net assets. During the fiscal year ended September 30, 1999, BIAM waived a portion of the sub-advisory fees it was entitled to receive under the Sub-Advisory Agreement. This sub-advisory fee waiver was scheduled to terminate effective October 11, 2000. During the fiscal year ended September 30, 1999, BIAM earned $1,001,585 in sub-advisory fees, of which BBOI paid BIAM $16,634, after waiver. Under the new Sub-Advisory Agreement, Berger (and not the Funds) will be responsible for paying BIAM a sub-advisory fee at the annual rate of 0.45% of the first $50 million of average daily net assets, 0.40% of the next $50 million, and 0.30% of all amounts in excess of $100 million. If this new sub-advisory fee had been in effect during the fiscal year ended September 30, 1999, BIAM would have been entitled to be paid $795,024 in sub-advisory fees, or 21% less than it was entitled to be paid, before waiver, under the current Sub-Advisory Agreement for that period.

WOULD THIS CHANGE THE FUNDS' INVESTMENT OBJECTIVE OR POLICIES?

         No. The Funds' investment objectives and investment policies, limitations, restrictions and guidelines are not proposed to change in any respect.

WOULD THIS CHANGE THE FUNDS' DAY-TO-DAY INVESTMENT MANAGEMENT?

         No. As stated above, BIAM will continue as sub-adviser providing the day-to-day investment management of the Funds' portfolios, if shareholders approve the new Agreements.

WOULD THIS CHANGE THE DUTIES OR SERVICES FOR WHICH BERGER AND BIAM ARE EACH RESPONSIBLE?

         Although there will be no change in the nature or level of services provided to the Funds and their portfolios, there is proposed to be a change in the alignment of the companies responsible for providing those services. Currently, BBOI serves both as investment adviser and administrator to the Funds and their portfolios. BBOI delegates its investment advisory responsibilities to BIAM, as sub-adviser, and delegates its administrative duties to Berger, as sub-administrator.

         In contrast, under the new Agreements, Berger will serve directly as investment adviser to the Funds' portfolios and, in that capacity, will be responsible for managing all their investment operations, including overseeing, evaluating and monitoring any sub-adviser. Berger will also serve directly as the Funds' administrator. BIAM will continue to be responsible for day-to-day investment management of the Funds' portfolios in its capacity as sub-adviser.

         The new arrangements will re-align the Funds' service providers in a way that is more consistent with the other mutual funds in the Berger Funds family and is believed to be more understandable to investors.

WHAT DID THE TRUSTEES CONSIDER AND WHAT IS THEIR RECOMMENDATION?

         At a meeting held on February 15, 2000, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds or BBOI (the Independent Trustees) as defined in the Investment Company Act of 1940 (1940 Act), approved the new Investment Advisory Agreement with Berger, and the new Sub-Advisory Agreement between Berger and BIAM, contingent on shareholder approval. They also approved the new administrative services arrangements and name changes which are not being submitted for shareholder vote.

         In considering whether to approve the Agreements and to recommend approval to shareholders, the Trustees inquired into a number of matters and considered various factors. The materials considered by the Trustees included information regarding Berger and BIAM and their personnel, operations, financial condition and investment philosophy.

         In addition to these and other matters, the Trustees considered:

o Berger's history as adviser of the Berger Funds and BIAM's reputation and track record as sub-adviser of the Funds' portfolios

o the fact that the current day-to-day investment management is not proposed to change

o the fact that the investment advisory fee is proposed to be decreased, and that the other fees paid or borne by the Funds are not proposed to change

o the fact that under the proposed arrangements, Berger will be directly responsible to the Funds' portfolios for investment advice provided, even though day-to-day portfolio management will continue to be the responsibility of BIAM

o the fact that Berger and BIAM have committed to use their best efforts to ensure compliance with Section 15(f) of the 1940 Act (see "Section 15(f) of the Investment Company Act of 1940" below), including avoiding any "unfair burden" (as defined in the Act) to the Funds as a result of the dissolution of BBOI.

         The Trustees believed it was especially important that the investment advisory fee is proposed to be decreased and that otherwise, there would no change to the fees paid or borne by the Funds and no change in the day-to-day management of the Funds' portfolios. In addition, the fact that Berger and BIAM would continue to be responsible for the investment advice provided was considered significant to assuring quality and consistency of investment management under the new Agreements. Moreover, the Trustees believed it was important that Berger and BIAM had committed to using best efforts to ensure compliance with Section 15(f).

         The Trustees recognized that this new arrangement re-aligns the companies providing services to the Funds and their portfolios, but believed that the proposed arrangement reflects at least as accurately as the current arrangement the allocation in practice of responsibilities between Berger and BIAM. In addition, the Trustees believed that Berger and BIAM are capable of adequately fulfilling their respective responsibilities in their proposed roles at least as well as in their current roles.

         Finally, the Trustees also believed there may be an advantage in understandability and efficiency to having the adviser and sub-adviser relationships for the Funds more consistent with those applicable to the other Berger Funds, and believed it is important that the entire cost of the shareholders' meeting and the preparation and solicitation of proxies is to be borne by BBOI and not by the Funds or the Trust.

         After examining relevant materials furnished to them, meeting with executive officers of BBOI and discussing the foregoing factors, the Trustees (including the Independent Trustees) determined that the proposed Agreements would be in the best interests of each of the Funds and its shareholders. Accordingly, subject to shareholder approval of each of the Funds, the terms of the Agreements were unanimously approved by the Trustees (including the Independent Trustees). The Trustees further directed that the Agreements be submitted to a shareholder vote with the Trustees' unanimous recommendation for approval.

         If both of the Proposals are not approved, the proposed arrangements and Agreements will not be implemented and the current Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect. In that event, the Trustees would consider what further action, if any, should be taken in the best interests of the Funds and their shareholders.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSALS.

================================================================================

                               THE NEW AGREEMENTS

================================================================================

WHAT ARE THE KEY PROVISIONS OF THE PROPOSED NEW AGREEMENTS?

         The services provided to the Funds' portfolios under the new Agreements are, in substance, the same as those provided under the current Investment Advisory Agreement and Sub-Advisory Agreement. However, under the new Agreements, instead of BBOI acting as adviser and delegating all of its duties to BIAM as sub-adviser, Berger will act as adviser and engage BIAM as sub-adviser. Following is a brief description of some of the key provisions of the new Agreements.

         Advisory Services. Under the proposed new Investment Advisory Agreement, Berger will be responsible, as adviser, for the same duties that BBOI is responsible for under the current Investment Advisory Agreement. In general, Berger will be responsible for managing all the investment operations of the Funds' portfolio and the administrative duties that relate to managing the investment operations.

         As is the case under the current Investment Advisory Agreement, Berger will be permitted under the proposed Investment Advisory Agreement to engage a sub-adviser in furtherance of its duties and responsibilities under the Investment Advisory Agreement, subject to approval of the Trustees. Berger will engage BIAM to be responsible for day-to-day investment management responsibilities under the Sub-Advisory Agreement.

         BIAM's responsibilities under the proposed Sub-Advisory Agreement are in substance the same as they are under the current Sub-Advisory Agreement. BIAM is and will continue to be responsible for day-to-day investment management of the Funds' portfolios.

         Fees. The investment advisory fee borne or paid by the Funds under the new Investment Advisory Agreement will be lower than that currently borne by the Funds. Currently, BBOI is paid an investment advisory fee of 0.90% of the average daily net assets of the Funds' portfolios. Under the new Investment Advisory Agreement, Berger will be paid an investment advisory fee at the annual rate of 0.85% of the first $500 million of average daily net assets, 0.80% of the next $500 million, and 0.75% of all amounts in excess of $1 billion.

         The sub-advisory fee paid by the adviser to the sub-adviser will also be lowered. Currently, BBOI is obligated to pay BIAM, before waiver, a sub-advisory fee at an annual rate of 0.45% of average daily net assets. Under the new Sub-Advisory Agreement, Berger will pay BIAM a sub-advisory fee at the annual rate of 0.45% of the first $50 million of average daily net assets, 0.40% of the next $50 million, and 0.30% of all amounts in excess of $100 million. The Funds are not currently responsible for paying BIAM's sub-advisory fee, and they will not be responsible for paying BIAM's sub-advisory fee under the new Sub-Advisory Agreement either.

         Liability Limitation. Under the liability limitation provisions of the new Agreements, neither Berger nor BIAM will be liable for losses as the result of any error of judgment or mistake of law in performing its services, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreements and except to the extent otherwise provided by law. This is the same as the liability limitation provision that appears in the current Investment Advisory and Sub-Advisory Agreements. In addition, the new Investment Advisory Agreement with Berger eliminates all indemnity provisions contained in the current Investment Advisory Agreement, consistent with the advisory agreements for the other Berger Funds. Further, the liability limitations and indemnifications in the Sub-Advisory Agreement between Berger and BIAM are proposed to remain the same as those in the current Sub-Advisory Agreement, except that a provision will be added to limit Berger's liability to BIAM in the same manner as BIAM's liability is limited to Berger and the Trust.

         Term. The current Investment Advisory and Sub-Advisory Agreements are dated October 11, 1996, and were last submitted to a vote and approved by the initial shareholder at the inception of the Funds on October 4, 1996. Continuation of the current Agreements was last approved on April 15, 1999.

         If approved by shareholders, the new Agreements will be implemented and remain in effect until April 2002, and will thereafter continue for successive one-year periods if continuation is specifically approved at least annually by the Trustees, or by the vote of a "majority of the outstanding voting securities" as defined under the 1940 Act and, in either case, by a majority of the Independent Trustees of the Trust by votes cast in person at a meeting called for that purpose.

         Termination. The new Agreements may be terminated at any time, without penalty, by vote of the Trustees or by the vote of "a majority of the outstanding voting securities" on 60 days' written notice. The Sub-Advisory Agreement may also be terminated by Berger or by BIAM: (i) upon a material breach without cure of certain covenants contained in the agreement between Berger and BIAM relating to the dissolution of BBOI; (ii) upon a material breach of the Sub-Advisory Agreement; or (iii) after the expiration of 5 years from the date of the Sub-Advisory Agreement, upon 60 days' advance written notice. The Agreements will terminate automatically in the event of an "assignment" (as defined under the 1940 Act).

         Forms of the proposed new Agreements are attached to this Proxy Statement as Appendix A and Appendix B and should be referred to for details.

================================================================================

                       OTHER FUND AND ADVISER INFORMATION

================================================================================

OTHER INFORMATION ABOUT BBOI, BERGER AND BIAM

         BBOI is the current investment adviser and administrator to the Funds and their portfolios. BBOI's principal business address is 210 University Blvd., Suite 900, Denver, CO 80206. The principal executive officers of BBOI are Jack
R. Thompson and Denis Curran, who constitute the Board of Managers of BBOI and each serve as co-Chief Executive Officers on its Management Committee. Mr. Thompson is President of Berger. Mr. Curran is President of BIAM. Berger and BIAM each own a 50% membership interest in BBOI.

         Berger is the proposed investment adviser and administrator to the Funds and their portfolios. The principal executive officer of Berger is Jack R. Thompson, President. Berger is a subsidiary of Stilwell Management, Inc., which owns more than 80% of Berger and is its sole member/manager. Berger is an indirect subsidiary of Stilwell Financial Inc., which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. (KCSI). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. The principal business address of Berger, Stilwell Management, Inc. and Mr. Thompson is 210 University Blvd., Suite 900, Denver, CO 80206.

         BIAM is the current and proposed sub-adviser to the Fund. The principal executive officer of BIAM is William R. Cotter, Chief Executive Officer. In addition to Mr. Cotter, the following individuals serve as directors of BIAM:
Denis Curran, President and Chief Operating Officer; Thomas A. Finlay, Head of Institutional Client Services, Ireland; M. Christopher Reilly, Chief Investment Officer; and Rosemary Mahon, Senior Vice President. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. The address of BIAM's main office and the principal business address of Messrs. Finlay, Cotter and Reilly is 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich, CT 06830, which is also the principal business address of the other BIAM officers and directors listed.

         Berger does not act as adviser or sub-adviser to any other mutual fund with an investment objective similar to that of the Funds. However, BIAM acts as sub-adviser to the following mutual funds having a similar investment objective. Information regarding those funds is provided as of December 31, 1999:

--------------------------------------------------------------------------------------------------------------------
FUND                                     SIZE OF FUND                      FEE (AS A PERCENTAGE OF NET ASSETS)
                                         (NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
Allmerica Select International Equity    $678,040,000                      0.45% of the first $50 million
Fund                                                                       0.40% of the next $50 million
                                                                           0.30% of amounts over $100 million
--------------------------------------------------------------------------------------------------------------------
American Odyssey Funds, Inc.             $388,754,081                      0.45% of the first $50 million
International Equity                                                       0.40% of the next $50 million
                                                                           0.30% of amounts over $100 million
--------------------------------------------------------------------------------------------------------------------
SAFECO International Stock Fund          $ 39,365,136                      0.60% of the first $50 million
                                                                           0.50% of the next $50 million
                                                                           0.40% of amounts over $100 million
--------------------------------------------------------------------------------------------------------------------
RSI Retirement Fund                      $ 58,127,163                      0.75% of the first $20 million
                                                                           0.50% of the next $30 million
                                                                           0.35% of amounts over $50 million
--------------------------------------------------------------------------------------------------------------------

OTHER FUND TRUSTEE AND OFFICER INFORMATION

         Denis Curran, President of BIAM, served as a Trustee of the Trust and of the master portfolio in which the Funds are invested until February 15, 2000, at which time he resigned as a Trustee of the Trust and the master portfolio in connection with the anticipated dissolution of BBOI and the proposed implementation of the new Agreements. Upon Mr. Curran's resignation, the remaining Trustees reduced the size of the board by one.

         Paul R. Knapp serves as an Independent Trustee of the Funds. Mr. Knapp is the Chairman, President, Chief Executive Officer and a director of Catalyst Institute, an international public policy research organization focused primarily on financial markets and institutions. Mr. Knapp also serves as President, Chief Executive Officer and a director of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, which is an 81% owned subsidiary of DST Systems, Inc. (DST). DST is a publicly traded information and transaction processing company which acts as the Funds' transfer agent. Mr. Knapp also serves as a director of West Side Investments, Inc., a wholly-owned subsidiary of DST, and holds shares and options of common stock of DST that, if fully exercised as of this date, would constitute less than 1% of the outstanding voting stock of DST. Approximately 32% of the outstanding shares of DST are owned by Stilwell Management, Inc. DST may be considered an affiliate of Berger due to the ownership interest of Stilwell Management, Inc. in both DST and Berger.

         The following individuals serve as officers or Trustees of the Funds and as officers or directors of BBOI, Berger or BIAM:


--------------------------------------------------------------------------------------------------------------------
NAME                       POSITION WITH FUNDS                  POSITION WITH ADVISER OR SUB-ADVISER
--------------------------------------------------------------------------------------------------------------------
Jack R. Thompson           President and Trustee                President and Chief Executive Officer of Berger;
                                                                co-Chief Executive Officer on BBOI's Management
                                                                Committee; member of Board of Managers of BBOI
--------------------------------------------------------------------------------------------------------------------
Janice M. Teague           Vice President and Assistant         Vice President - Administration and Secretary of
                           Secretary                            Berger
--------------------------------------------------------------------------------------------------------------------
Anthony R. Bosch           Vice President                       Vice President - Legal of Berger
--------------------------------------------------------------------------------------------------------------------
David J. Schultz           Vice President and Treasurer         Vice President - Finance, Treasurer and Chief
                                                                Financial Officer of Berger
--------------------------------------------------------------------------------------------------------------------
Brian Ferrie               Vice President                       Vice President - Chief Compliance Officer of Berger
--------------------------------------------------------------------------------------------------------------------
John Paganelli             Assistant Treasurer                  Vice President - Accounting of Berger
--------------------------------------------------------------------------------------------------------------------
Sue Vreeland               Secretary                            Assistant Secretary of Berger
--------------------------------------------------------------------------------------------------------------------

         In September 1999, Mr. Thompson received an interest in Berger as part of his compensation as an executive officer of Berger.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT OF 1940

         As part of the dissolution of BBOI, Berger and BIAM will receive agreed upon distributions from BBOI, and Berger and BBOI will forego receipt of certain amounts from BIAM that BIAM would otherwise owe as a joint venture in BBOI. As a result, Section 15(f) of the 1940 Act may be considered to apply to the dissolution. That section generally provides that Berger, BIAM or BBOI may receive benefits in connection with the sale of an interest in BBOI resulting in an "assignment" (transfer) of the current Investment Advisory Agreement or Sub-Advisory Agreement if:

o for three years following the transaction, at least 75% of the Trustees of the Funds are Independent
         Trustees, and

o no "unfair burden" (as defined in the 1940 Act) is imposed on the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable to the transaction.

         Currently, more than 75% of the Trustees of the Trust are Independent Trustees. In addition, for a period of three years following the dissolution of BBOI, Berger has agreed to use its best efforts to assure that at least 75% of the Trustees of the Funds are Independent Trustees. Further, Berger and BIAM represented to the Trust that they have no express or implied understanding, arrangement or intention to impose an "unfair burden" on any of the Funds and have agreed to use their respective best efforts to assure compliance with Section 15(f).


================================================================================

                         MEETING AND VOTING INFORMATION

================================================================================

MASTER-FEEDER FUND STRUCTURE; INDIRECT VOTE

         Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Funds (referred to as feeder funds) seek to achieve their investment objective by investing all of their investable assets in a master portfolio known as the Berger/BIAM International Portfolio (the Portfolio), a series of Berger/BIAM Worldwide Portfolios Trust. This two-tier structure is commonly known as a master-feeder. The Funds have the same investment objective and policies as the Portfolio.

         Investment management activities in a master-feeder fund structure take place in the master portfolio. As a result, the current Investment Advisory and Sub-Advisory Agreements with BBOI and BIAM are actually agreements with the Portfolio, not the Funds. However, as feeder funds invested in the Portfolio, each of the Funds has the right to vote on the proposed new Agreements for the Portfolio.

         The trustees of the Portfolio are the same individuals who serve as Trustees of the Funds. At their meeting on February 15, 2000, the trustees of the Portfolio (including the independent trustees) determined that the proposed Agreements would be in the best interests of the Portfolio and its investors. Accordingly, they approved the terms of the Agreements and directed that they be submitted to a vote of the Funds as investors in the Portfolio.

         Whenever a Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio, the Fund has committed to hold a meeting of its shareholders and cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. As a result, the upcoming meeting of Fund shareholders has been called, and Fund shareholders are being asked to vote on the Agreements at the meeting. However, shareholders who vote at the meeting in person or by proxy will not vote directly on the Agreements for the Portfolio. Rather, a shareholder's vote on the Proposals will serve to direct the appropriate Fund to cast, in the same way the shareholder voted their Fund shares, a proportionate amount of its vote on the Proposals to approve the new Agreements for the Portfolio. A meeting of Portfolio investors to vote on the new Agreements has been called for immediately following the conclusion of the meeting of Fund shareholders.

         Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing each Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

VOTE NEEDED TO ADOPT PROPOSALS

         Approval of each Proposal requires, at the meeting of Portfolio investors, the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, within the meaning of the 1940 Act. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean (a) 67% or more of the outstanding shares present at a meeting of shareholders of the Portfolio, where the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

         As noted previously, each Fund will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders at the meeting of Fund shareholders. The percentage of the votes representing each Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

         Because each Fund's vote as an investor in the Portfolio is proportionate to its interest in the Portfolio, the Portfolio's other investors may vote to approve or disapprove the Proposals, even though the shareholders of an individual Fund may vote otherwise. This means that the final Portfolio vote on the Proposals could be different from the vote of an individual Fund.

         As of the Record Date, the Berger/BIAM International CORE Fund held 88% of the outstanding interests in the Portfolio. As a consequence, the vote of the shareholders of that Fund alone could determine the outcome of the final Portfolio vote on the Proposals.

SOLICITATION OF PROXIES

         Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Trust, BBOI or their affiliates or representatives. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement and any additional proxy material will be borne by BBOI or its affiliates and not by the Funds or the Trust.

         A proxy solicitation firm has been engaged to solicit proxies. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be borne by BBOI or its affiliates. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Fund shares as of the Record Date, who will be reimbursed for their reasonable costs in doing so.

         Shareholders may cast their votes by mail. Or, a Fund representative may contact shareholders by telephone and ask them to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. The Funds believe these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

         In all cases where a telephonic proxy is solicited, the telephone representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited satisfactorily agrees with the information on file, the representative will explain the process, read the Proposals listed on the proxy card and ask for your instructions on each Proposal. The representative will answer your questions about the process, but will not recommend to you how you should vote, but may read to you the recommendation of the Trustees set forth in this Proxy Statement.

         If you wish to participate in the meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the meeting in person. An executed and returned proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally and voting at the meeting.

QUORUM AND VOTING

         Under the Trust Instrument of the Trust, the presence in person or by proxy of one-third of the outstanding shares of a Fund entitled to vote shall constitute a quorum for the transaction of business at the meeting with respect to that Fund. With respect to any of the Funds, if a quorum is not present (in person or by proxy) at the time any session of the meeting is called to order, the persons named as proxies on the proxy card may vote those proxies which have been received to adjourn the meeting to a later date. Each of the Funds will vote on the Proposals separately as a Fund.

         Whether or not a quorum is present, if sufficient votes in favor of the Proposals or any other proposal presented at the meeting have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to a proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. A vote may be taken on one or more proposals presented at the meeting prior to any such adjournment if sufficient votes for its approval have been received.

         In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against a Proposal.

         If any other proposal is presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

         If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to a Proposal on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of each of the Funds. The following shareholders were known to the Trust to own beneficially 5% or more of the total outstanding shares of the Funds listed, as of the Record Date:

--------------------------------------------------------------------------------------------------------------------
BERGER/BIAM INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                  NO.  OF SHARES HELD                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
101 Montgomery Street                             461,513                               27.94%
San Francisco, CA 94104                                                           (owned of record)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                  NO.  OF SHARES HELD                        PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
SEI Trust Co.
c/o The Trust Co.                                 361,557
One Freedom Valley Dr.                                                                     42.68%
Oaks, PA 19456                                                                        (owned of record)
--------------------------------------------------------------------------------------------------------------------
Citizens Bank New Hampshire
870 Westminster St.                                                                           36%
Providence, RI 02903                              305,039                             (owned of record)
--------------------------------------------------------------------------------------------------------------------
Weir Labat III - General Partner
Nell Labat Family Ltd. Partnership                 79,023                                   9.33%
135 W. Elsmere                                                                        (owned of record)
San Antonio, TX 78212
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
BERGER/BIAM INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                         NO.  OF SHARES HELD                     PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
101 Montgomery Street                                                                          17.70%
San Francisco, CA 94104                                   3,273,643                       (owned of record)
--------------------------------------------------------------------------------------------------------------------
Pell Rudman Trust Co. NA
100 Federal Street 37th floor                             1,976,074                            10.69%
Boston, MA  02110                                                                         (owned of record)
--------------------------------------------------------------------------------------------------------------------
Atlantic Trust Co. NA
Nominee Account                                           1,995,423                            10.79%
100 Federal St., Fl. 37                                                                   (owned of record)
Boston, MA 02110
--------------------------------------------------------------------------------------------------------------------
Wachovia Bank NA, Trustees
Master Trust Agreement, St. Laurent
Paperboard and Wachovia Bank NA
P.O. Box 100                                              1,122,753                             6.07%
West Point, VA 23181                                                                      (owned of record)
--------------------------------------------------------------------------------------------------------------------
Richard Brawerman, Albert A. Dorman and
Richard D. Jones Trustees                                 1,096,810                             5.93%
The J. David Gladstone Institutes
43 Corporate Park, Suite 102                                                              (owned of record)
Irvine, CA  92606
--------------------------------------------------------------------------------------------------------------------


         In addition, as of the Record Date, the Berger/BIAM International CORE Fund held 88% of the outstanding interests in the Portfolio. See "Master-Feeder Fund Structure; Indirect Vote" above. Because each Fund's vote as an investor in the Portfolio is proportionate to its interest in the Portfolio, the vote of the shareholders of that Fund alone could determine the outcome of the final Portfolio vote on the Proposals.

OTHER BUSINESS

         While the meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management of the Funds intends to present or knows that others will present are the Proposals mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the meeting, and in all procedural matters at the meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

PROPOSALS OF SHAREHOLDERS

         The Funds need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law or the Trust Instrument. Therefore, it is not presently anticipated that the Funds will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided nor a deadline established for the submittal of future proposals from shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                                     BY ORDER OF THE TRUSTEES
                                                     OF THE TRUST,

                                                     /S/  SUE VREELAND

                                                     Sue Vreeland
                                                     Secretary

March 13, 2000

                                                                      APPENDIX A


                          INVESTMENT ADVISORY AGREEMENT

                         BERGER INTERNATIONAL PORTFOLIO
                 (A SERIES OF BERGER WORLDWIDE PORTFOLIOS TRUST)

         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this ____ day of ____________________, 2000, between BERGER LLC, a Nevada limited liability company ("Berger"), and BERGER WORLDWIDE PORTFOLIOS TRUST, a Delaware business trust (the "Trust"), with respect to the BERGER INTERNATIONAL PORTFOLIO, a series of the Trust (the "Portfolio").

                                    RECITALS

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         B. The Trust is authorized to create separate series of interests, each with its own separate investment portfolio, one of such series created by the Trust being the Portfolio.

         C. Berger is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust and Berger deem it mutually advantageous that Berger should be appointed to assume responsibility for the day-to-day management of the Portfolio and of the securities in the Portfolio in accordance with the terms and conditions of this Agreement.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Berger as investment adviser and manager with respect to the Portfolio for the period and on the terms set forth in this Agreement. Berger hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Portfolio, Berger shall have the following duties and responsibilities:

         (a) To manage the investment operations of the Portfolio and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Portfolio will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Portfolio in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended from time to time, applicable to the Portfolio, or to any of the investors investing in the Portfolio, as a regulated investment company;

         (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Portfolio, the investment decisions of Berger, and the investment considerations which have given rise to those decisions;

         (c) To place orders for the purchase and sale of securities for investments of the Portfolio and for other related transactions, or, in the event a sub-adviser is engaged pursuant to the authority granted in this Agreement, to supervise the purchase and sale of securities for investments of the Portfolio and for other related transactions as directed by any such sub-adviser; to give instructions to the custodian (including any subcustodian) of the Portfolio as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Portfolio, and advise the Trust on the same day such instructions are given; and to submit such reports relating to the valuation of the Portfolio's assets and to otherwise assist in the calculation of the net asset value of interests in the Portfolio as may reasonably be requested; on behalf of the Portfolio, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

         (d) To maintain all books and records required to be maintained by Berger pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Portfolio, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Berger agrees that all records which it maintains for the

                  Portfolio or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

         (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Berger.

         3. Managerial and Administrative Services. Berger shall perform, or arrange for the performance of, all managerial and administrative services necessary for the operation of the Portfolio, subject to the monitoring of the Trustees of the Trust, including but not limited to:

         (a) providing the Portfolio with office space, personnel, equipment and facilities for maintaining its organization;

         (b) on behalf of the Portfolio, supervising relations with, and monitoring the performance of custodians, subcustodians, depositories, transfer and pricing agents, accountants, attorneys, placement agents, insurers and other persons in any capacity deemed to be necessary or desirable;

         (c) preparing all general investor communications, including investor reports;

         (d) providing personnel and assistance necessary to maintain the registration, qualification or exemption to sell interests under the federal securities laws and in each state where Berger has determined such registration, qualification or exemption to be advisable;

         (e) monitoring the Portfolio's compliance with, insofar as they relate to the Portfolio, (i) the Trust's Trust Instrument, Bylaws and currently effective registration statement under the 1940 Act and any amendments or supplements thereto ("Registration Statement"); (ii) the written policies, procedures and guidelines of the Portfolio, and written instructions and directions of the Trustees of the Trust;
                  (iii) the requirements of the Securities Act of 1933, the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations; and (iv) the provisions of Subchapter M of the Internal Revenue Code, if applicable to any of the investors investing in the Portfolio;

         (f) arranging for and supervising the preparation of any or all registration statements, tax returns, proxy materials, financial statements, notices and reports for filings with regulatory authorities and distribution to holders of interests in the Portfolio;

         (g)      conducting investor relations;

         (h)      maintaining the Portfolio's existence and its records; and

         (i) investigating the development of and developing and implementing, if appropriate, management and investor services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

         4. Further Obligations. In all matters relating to the performance of this Agreement, Berger shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Portfolio, and written instructions and directions of the Trustees of the Trust, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Berger with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Berger shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees in connection with their approval of this Agreement.

         5. Sub-Advisers. Berger may engage one or more sub-advisers in furtherance of Berger's duties and responsibilities under this Agreement, subject to the approval of the Trustees of the Trust and, if required by law, the investors of the Portfolio, pursuant in each case to a written agreement with a party that, if applicable, meets the requirements of Section 15 of the 1940 Act and the rules thereunder applicable to contracts for service as an investment adviser of a registered investment company, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. The engagement of one or more sub-advisers pursuant to this provision shall not diminish or relieve in any way the liability of Berger for any of its duties and responsibilities under this Agreement. Berger shall appropriately oversee, monitor and evaluate the activities of any sub-adviser engaged hereunder.

         6. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

         (a) To keep Berger continuously and fully informed as to the composition of the investment portfolio of the Portfolio and the nature of all of the Portfolio's assets and liabilities from time to time;

         (b) To furnish Berger with a certified copy of any financial statement or report prepared for the Portfolio by certified or independent public accountants and with copies of any financial statements or reports made to the Portfolio's investors or to any governmental body or securities exchange;

         (c) To furnish Berger with any further materials or information which Berger may reasonably request to enable it to perform its function under this Agreement; and

         (d) To compensate Berger for its services in accordance with the provisions of Section 7 hereof.

         7. Compensation. The Trust shall pay to Berger for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.85% of the first $500 million of average daily net assets of the Portfolio, 0.80% of the next $500 million of average daily net assets of the Portfolio, and 0.75% of any part of the average daily net assets of the Portfolio in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         8. Expenses and Excluded Expenses. Berger shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. Notwithstanding any other provision hereof, it is expressly agreed that Berger shall not be responsible to pay, directly or on behalf of the Portfolio, any of the Portfolio's expenses, which shall remain the Trust's own obligation and responsibility to pay, including without limitation: (a) expenses of registering the Trust with securities authorities, or registration or filing fees incurred in the registration, qualification or exemption of interests in the Portfolio with securities authorities; (b) compensation (including reimbursement of expenses) of the Trustees of the Trust who are not "interested persons" as defined in the 1940 Act; (c) expenses of preparing, printing and mailing reports, notices, proxy materials and other required communications to investors in the Portfolio; (d) all expenses incidental to holding meetings of the Trustees of the Trust and of investors in the Portfolio, including proxy solicitations therefor; (e) legal and audit expenses; (f) insurance premiums for fidelity and other coverage; (g) brokerage commissions and other costs in connection with the purchase and sale of securities and other assets of the Portfolio; (h) custodian, transfer agent, recordkeeping and pricing agent fees and expenses; (i) interest and taxes; and (j) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         9. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. Absent instructions from the Trust to the contrary, Berger is authorized and directed to place portfolio transactions for the Portfolio only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Berger may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Berger determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger. Berger is also authorized to consider sales of shares in any fund investing in the Portfolio as a factor in selecting broker-dealers to execute portfolio transactions for the Portfolio. In placing portfolio business with such broker-dealers, Berger shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Berger or an affiliate is registered as a broker-dealer, Berger may select a broker with which it or any of its affiliates or the Portfolio is affiliated. Berger or such affiliated broker may effect or execute Portfolio securities transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Portfolio therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Berger in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Berger shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Portfolio may be aggregated with simultaneous purchase or sell orders for other clients of Berger. Whenever Berger simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other clients of Berger, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Berger to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Portfolio.

         10. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the holders of interests in the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days' advance written notice of termination be given to Berger at its principal place of business. This Agreement may be terminated by Berger at any time, without penalty, by giving sixty (60) days' advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Trust Instrument, the Trust shall cease to use the name "Berger" in connection with the Portfolio as soon as reasonably practicable following any termination of this Agreement if Berger does not continue to provide investment advice to the Portfolio after such termination.

         11. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

         12. Term. This Agreement shall continue in effect until April 30, 2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

         13. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio or Berger and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

         14. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Portfolio) between the Portfolio and any other series of the Trust and between the Portfolio and other investment companies managed by Berger or its affiliates.

         15. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         16. Limitation of Liability of Berger. Berger shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 16, "Berger" shall include any affiliate of Berger performing services for the Trust contemplated hereunder and managers, directors, officers and employees of Berger and such affiliates.

         17. Activities of Berger. The services of Berger to the Trust hereunder are not to be deemed to be exclusive, and Berger and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of Berger to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Berger as managers, officers and shareholders of Berger, that managers, officers, employees and shareholders of Berger are or may become similarly interested in the Trust, and that Berger may become interested in the Trust as a shareholder or otherwise.

         18. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         20. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                  BERGER LLC


                                  By:
                                     -------------------------------------------
                                     Jack R. Thompson
                                     President

                                  BERGER WORLDWIDE PORTFOLIOS TRUST,
                                  with respect to the series known as the Berger International Portfolio



                                  By:
                                     -------------------------------------------
                                     Jack R. Thompson
                                     President

                                                                      APPENDIX B

                             SUB-ADVISORY AGREEMENT
                           (BERGER LLC/BANK OF IRELAND
                         ASSET MANAGEMENT (U.S.) LIMITED
                               WITH RESPECT TO THE
                         BERGER INTERNATIONAL PORTFOLIO

         Agreement made as of this __ day of ____________, 2000, between Berger LLC ("Berger"), a Nevada limited liability company, and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), a limited company incorporated in Ireland.

         WHEREAS, Berger has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Berger Worldwide Portfolios Trust (the "Trust"), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Berger International Portfolio (the "Portfolio"), a separate series of the Trust;

         WHEREAS, BIAM is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, Berger, with the approval of the Trust, desires to delegate to BIAM its duties and responsibilities for providing investment advisory services to the Portfolio, and BIAM is willing to accept such delegation and to render such investment advisory services.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties agree as follows:

         1. Duties of BIAM. Berger hereby engages the services of BIAM as sub-adviser for the Portfolio in furtherance of the Advisory Agreement. BIAM agrees to perform the following duties, subject to the oversight of Berger and to the overall control of the officers and the Trustees of the Trust:

                  (a) BIAM shall manage the investment operations of the Portfolio and the composition of its investment portfolio, and determine without prior consultation with Berger or the Trust, what securities and other assets of the Portfolio will be acquired, held, disposed of or loaned in conformity with the investment objective, policies and restrictions and the other statements concerning the Portfolio in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), the Trust's bylaws ("Bylaws") and the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Portfolio as a regulated investment company;

                  (b) BIAM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Berger may reasonably require, in order to keep Berger, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Portfolio, the investment decisions of BIAM, and the investment considerations which have given rise to those decisions;

                  (c) BIAM shall maintain all books and records required to be maintained by BIAM pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Portfolio, and shall furnish the Trustees and Berger with such periodic and special reports as the Trustees or Berger reasonably may request. BIAM hereby agrees that all records which it maintains for the Portfolio or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

                  (d) BIAM shall place orders for the purchase and sale of securities for investments of the Portfolio and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Portfolio as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Portfolio, and advise the Trust on the same day such instructions are given;

                  (e) BIAM will provide Berger and the Trust with the current reports that show holdings, current prices, income details and month-end valuations, and shall communicate with the custodian and Berger on valuation issues concerning the Portfolio's securities;

                  (f) BIAM shall, on behalf of the Portfolio, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may be reasonably requested as to the manner in which such rights should be exercised;

                  (g) At such times as shall be reasonably requested by the Trustees or Berger, BIAM shall provide the Trustees and Berger with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Berger any economic, statistical and investment services normally available to similar investment company clients of BIAM; and

                  (h) BIAM will provide to Berger for regulatory filings and other appropriate uses pertaining to the activities of BIAM relating to the Portfolio or the Trust materially accurate and complete information relating to BIAM as may reasonably be requested by Berger from time to time.

         2. Further Obligations. In all matters relating to the performance of this Agreement, BIAM shall act in conformity with the Trust Instrument, Bylaws and currently effective registration statement under the 1940 Act and any amendments or supplements thereto (the "Registration Statement") and with the written policies, procedures and guidelines of the Portfolio, written instructions and directions of the Trustees based on resolutions duly adopted by the Trustees, and written instructions and directions of Berger, officers of the Trust, as may be communicated to it by Berger and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Berger agrees to provide to BIAM copies of the Trust Instrument, Bylaws, Registration Statement, written policies, procedures, and guidelines, written instructions of the Trustees based on resolutions duly adopted by the Trustees, and written instructions from Berger, officers of the Trust, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become adopted. BIAM shall not be required to follow any amendments or supplements to any such policies, procedures, guidelines or written instructions until BIAM has received such amendment or supplement in writing. BIAM may perform its services through any qualified employee, officer or agent of BIAM, and Berger and the Trust shall not be entitled to the efforts, advice, recommendations or judgment of any specific person.

         3. Obligations of Berger. Berger shall have the following obligations under this Agreement:

                  (a) To keep BIAM continuously and fully informed (or cause the custodian of the Portfolio's assets to keep BIAM so informed) as to the composition of the investment portfolio of the Portfolio, cash requirements and cash available for investment in the Portfolio and the nature of all of the Portfolio's assets and liabilities;

                  (b) To furnish BIAM with a certified copy of any financial statement or report prepared for the Portfolio by certified or independent public accountants and with copies of any financial statements or reports made to the Portfolio's investors or to any governmental body or securities exchange;

                  (c) To furnish BIAM with any further materials or information which BIAM may reasonably request to enable it to perform its function under this Agreement;

                  (d) To compensate BIAM for its services in accordance with the provisions of Section 4 hereof.

         4. Compensation. Berger shall pay to BIAM for its services under this Agreement a fee, payable in United States dollars, in accordance with the
Schedule in Exhibit A hereto. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. BIAM reserves the right to waive or reimburse all or any portion of its fees hereunder.

         5. Expenses and Excluded Expenses. BIAM shall pay all its own costs and expenses incurred in rendering the services required under this Agreement.

         6. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. Absent instructions from Berger or the Trust to the contrary, BIAM shall place all orders for the purchase and sale of securities for the Portfolio with brokers and dealers selected by BIAM in the exercise of its fiduciary duty to obtain best execution. BIAM is authorized and directed to place portfolio transactions for the Portfolio only with brokers and dealers who BIAM believes will render satisfactory service in the execution of orders at the best overall terms available; provided, however, that BIAM may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if BIAM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of BIAM. BIAM is also authorized, consistent with the requirements of NASD Conduct Rule 2830(k), to consider sales of shares of any fund investing in the Portfolio as a factor in selecting broker-dealers to execute portfolio transactions for the Portfolio. In placing portfolio business with such broker-dealers, BIAM shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that BIAM or an affiliate is registered as a broker-dealer, BIAM may select a broker with which it or any of its affiliates or the Portfolio is affiliated. BIAM or such affiliated broker may effect or execute Portfolio securities transactions on an agency basis, whether on a securities exchange or in the over-the-counter market, and receive compensation from the Portfolio therefor.

         Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and Berger or the Trustees may establish policies or guidelines to be followed by BIAM in placing portfolio transactions for the Portfolio pursuant to the foregoing provisions. BIAM shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of the Trustees. To the extent consistent with applicable law, purchase or sell orders for the Portfolio may be aggregated with simultaneous purchase or sell orders for other clients of BIAM. Whenever BIAM simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other clients of BIAM, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by BIAM to be fair and equitable to each client. Berger and the Trust recognize that, in some cases, this procedure may adversely affect the results obtained for the Portfolio.

         7. Representations of BIAM. BIAM hereby represents, warrants and covenants to Berger as follows:

                  (a) BIAM: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met in all material respects, and will continue to meet in all material respects for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Berger of the occurrence of any event that would disqualify BIAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against BIAM that could have a material adverse effect upon BIAM's ability to fulfill its obligations under this Agreement.

                  (b) BIAM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Berger with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of BIAM shall certify to Berger that BIAM has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of BIAM's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Berger, BIAM shall permit Berger, its employees or its agents to examine the reports required to be made to BIAM by Rule 17j-1.

                  (c) BIAM has provided Berger with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger.

                  (d) BIAM will notify Berger of any change in the identity or control of its shareholders owning a 10% or greater interest in BIAM, or any change that would constitute a change in control of BIAM under the 1940 Act, prior to any such change if BIAM is aware, or should be aware, of any such change, but in either event as soon as any such change becomes known to BIAM, so long as such prior notification would not violate applicable law. In such event, BIAM shall notify Berger upon the occurrence of such change of control.

         8. Representations of Berger. Berger hereby represents, warrants and covenants to BIAM as follows:

                  (a) Berger: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met in all material respects, and will continue to meet in all material respects for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify BIAM of the occurrence of any event that would disqualify Berger from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Berger that could have a material adverse effect upon Berger' ability to fulfill its obligations under this Agreement.

                  (b) Berger has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide BIAM with a copy of such code of ethics, together with evidence of its adoption.

                  (c) Berger has provided BIAM with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to BIAM.

                  (d) Berger will notify BIAM of any change in the identity or control of its shareholders owning a 10% or greater interest in Berger, or any change that would constitute a change in control of Berger under the 1940 Act, prior to any such change if Berger is aware, or should be aware, of any such change, but in either event as soon as any such change becomes known to Berger, so long as such prior notification would not violate applicable law. In such event, Berger shall notify BIAM upon the occurrence of such change of control.

         9. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until the date before the second anniversary of this Agreement, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of the Trust or Berger, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

         10. Termination. This Agreement may be terminated: (i) at any time, without penalty, by the Trustees, or by the holders of interests in the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to BIAM at its principal place of business; (ii) at any time, without penalty, by the Trust if BIAM becomes unable to discharge its duties and obligations under this Agreement; (iii) by BIAM or Berger upon a material breach by the other party hereto of any of the covenants in Section 8 of that certain Amendment to Operating Agreement, Liquidation and Dissolution Agreement dated January 19, 2000 by and between BBOI Worldwide LLC, Berger and BIAM, if such breach shall not have been cured within a 30 day period after notice of such breach; (iv) by BIAM or Berger upon a material breach by the other party hereto of any of the terms of this Agreement, if such breach shall not have been cured within a 30 day period after notice of such breach; or (v) by BIAM or Berger at any time after the expiration of five (5) years from the date of this Agreement, without penalty, by giving 60 days' advance written notice of termination to the other party hereto and to the Trust.

         11. Assignment and Amendments. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be amended by the parties only in a written instrument signed by all parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, Berger or its affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities in the Portfolio. Notwithstanding the foregoing, the Registration Statement and the written policies, procedures and guidelines, and written instructions form the Trustees based on resolutions duly adopted by the Trustees referred to in Section 2 hereof may be amended by the Trust or the Trustees from time to time; provided, however, that BIAM shall not be obligated to follow any such amendment until BIAM has received such amendment in writing from the Trust, the Trustees or from Berger.

         12. Limitation of Liability of BIAM. BIAM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. BIAM shall be entitled to rely upon any written instructions from the Trustees of the Trust based on resolutions duly adopted by the Trustees, and shall incur no liability to Berger, the Trust or the Portfolio, or any officers thereof, in acting upon such written instructions. In addition, BIAM shall be entitled to rely upon any written instructions from Berger, or officers of the Trust, and shall incur no liability to Berger in acting upon such written instructions. As used in this section, "BIAM" shall include any affiliate of BIAM performing services for the Portfolio contemplated hereunder and managers, directors, officers and employees of BIAM and such affiliates.

         13. Limitation of Liability of Berger. Berger shall not be liable to BIAM for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. Berger shall be entitled to rely upon any written instructions from the Trustees of the Trust based on resolutions duly adopted by the Trustees, and shall incur no liability to BIAM, or any officers thereof, in acting upon such written instructions. In addition, Berger shall be entitled to rely upon any written instructions from BIAM, or officers of the Trust, and shall incur no liability to BIAM in acting upon such written instructions. As used in this section, "Berger" shall include any affiliate of Berger performing services for the Portfolio contemplated hereunder and managers, directors, officers and employees of Berger and such affiliates.

         14. Indemnification. Berger hereby indemnifies and holds harmless BIAM and its officers, directors, shareholders, employees and agents, and any controlling person thereof, from all losses, charges, claims and liabilities, and all costs and expenses, including without limitation reasonable attorneys' fees and disbursements, arising from any action which BIAM takes or omits to take pursuant to written instructions from Berger, or from officers or Trustees of the Trust, provided that no person shall be indemnified hereunder against any liability to the Trust or its investors (or any expenses incident to such liability) arising out of such person's own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their duties or obligations under this Agreement.

         BIAM hereby indemnifies and holds harmless Berger and the Trust, and each of their Trustees, officers, managers, shareholders, members, employees and agents, and any controlling person thereof, from all losses, charges, claims and liabilities, and all costs and expenses, including without limitation reasonable attorneys' fees and disbursements, arising out of BIAM's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties or obligations under this Agreement, provided that no person shall be indemnified hereunder against any liability to the Trust or its investors (or any expenses incident to such liability) arising out of such person's own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their duties or obligations under this Agreement.

         15. Activities of BIAM. The investment advisory services provided by BIAM hereunder are not exclusive, and BIAM is free to render similar services to others so long as its services under this Agreement are not materially adversely affected or otherwise materially impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of BIAM to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar nature or a dissimilar nature.

         16. Independent Contractor. BIAM shall for all purposes hereunder be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent Berger, the Portfolio or the Trust in any way, nor otherwise be deemed an agent of, partner or joint venturer with, Berger, the Portfolio or the Trust.

         17. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto.

         18. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid:

         (a)      To Berger at:

                  Berger LLC
                  210 University Boulevard
                  Suite 900
                  Denver, Colorado  80206
                  Attention:  Anthony R. Bosch, Esq.
                  Phone: (303) 336-4568
                  Fax:  (303) 329-8719

                  with a copy to:

                  Sonnenschein Nath & Rosenthal
                  4520 Main Street
                  Kansas City, MO 64111
                  Attention:  Kevin J. Murphy, Esq.
                  Phone:  (816) 932-4400
                  Fax:  (816) 531-7545

         (b)      To BIAM at:

                  Bank of Ireland Asset Management
                    (U.S.) Limited
                  26 Fitzwilliam Place
                  Dublin 2, Ireland
                  Attention:  William R. Cotter
                  Phone:  011 353 1 661 6433
                  Fax:  011 353 1 678 5342

                  with a copy to:

                  Bank of Ireland Asset Management
                    (U.S.) Limited
                  75 Holly Hill Lane
                  Greenwich, Connecticut  06830
                  Attention:  Denis Curran
                  Phone:  (203) 869-0111
                  Fax:  (203) 869-0268

                  and

                  Morgan Lewis & Bockius LLP
                  1800 M. Street, N.W.
                  Washington, D.C.  20036
                  Attention:  Stephanie M. Monaco, Esq.
                  Phone:  (202) 467-7000
                  Fax: (202) 467-7176

         (c)      To the Trust at:

                  Berger Worldwide Portfolios Trust
                  210 University Boulevard
                  Suite 900
                  Denver, Colorado  80206
                  Attention:  Jack R. Thompson, President
                  Phone:  (303) 329-0200
                  Fax:  (303) 394-4397

                  with a copy to:

                  Davis, Graham & Stubbs LLP
                  370 Seventeenth Street
                  Suite 4700
                  Denver, Colorado  80202
                  Attention:  Lester R. Woodward
                  Phone:  (303) 892-9400
                  Fax:  (303) 892-7400

         19. Certain Definitions. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the same meanings as when used in the 1940 Act (in each case as the 1940 Act is now in effect or hereafter may be amended) and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission (the "SEC") under the 1940 Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         20. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         21. Miscellaneous. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         22. Form ADV. Berger hereby acknowledges receipt of the Form ADV, Part II which BIAM represents is the most recent version of such form which BIAM has filed with the SEC. BIAM will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger and to the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                               BERGER LLC



                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:   Authorized Signatory


                                               BANK OF IRELAND ASSET
                                               MANAGEMENT (U.S.) LIMITED


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:   Authorized Signatory


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:   Authorized Signatory

                                    Exhibit A

                        Sub-Advisory fee payable to BIAM


                    Average daily net asset value of the Portfolio.                     Fee
                    ===============================================                     ===
                    First                                   $50m                      45 bps
                    Next                                    $50m                      40 bps
                    Excess                                  $100m                     30 bps

PROXY                                                                      PROXY
                         BERGER/BIAM INTERNATIONAL FUND
                (AS SERIES OF BERGER/BIAM WORLDWIDE FUNDS TRUST)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2000

         The undersigned shareholder of the BERGER/BIAM INTERNATIONAL FUND (the
Fund), a series of Berger/BIAM Worldwide Funds Trust (the Trust), a Delaware business trust, hereby appoints Jack R. Thompson, Janice M. Teague, Anthony R. Bosch and Sue Vreeland, or any one or more of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 5, 2000, at the Four Points Sheraton Hotel, 600 South Colorado Blvd., 1st Floor Tree Room, Denver, Colorado, Denver, Colorado, at 10:00 a.m., Mountain time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTERS PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To approve a new Investment Advisory Agreement for the Fund's portfolio with Berger LLC, as adviser.


        FOR                          AGAINST                     ABSTAIN
        [ ]                            [ ]                         [ ]


2. To approve a new Sub-Advisory Agreement for the Fund's portfolio between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.


        FOR                          AGAINST                     ABSTAIN
        [ ]                            [ ]                         [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.

Dated:                       , 2000
       ----------------------          -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Title (If applicable)

                                       -----------------------------------------
                                       Signature (If held jointly)

                                       -----------------------------------------
                                       Title (If applicable)

PROXY                                                                      PROXY
                            INTERNATIONAL EQUITY FUND
                (AS SERIES OF BERGER/BIAM WORLDWIDE FUNDS TRUST)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2000

         The undersigned shareholder of the INTERNATIONAL EQUITY FUND (the
Fund), a series of Berger/BIAM Worldwide Funds Trust (the Trust), a Delaware business trust, hereby appoints Jack R. Thompson, Janice M. Teague, Anthony R. Bosch and Sue Vreeland, or any one or more of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 5, 2000, at the Four Points Sheraton Hotel, 600 South Colorado Blvd., 1st Floor Tree Room, Denver, Colorado, Denver, Colorado, at 10:00 a.m., Mountain time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTERS PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To approve a new Investment Advisory Agreement for the Fund's portfolio with Berger LLC, as adviser.


        FOR                          AGAINST                     ABSTAIN
        [ ]                            [ ]                         [ ]


2. To approve a new Sub-Advisory Agreement for the Fund's portfolio between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.


        FOR                          AGAINST                     ABSTAIN
        [ ]                            [ ]                         [ ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.

Dated:                       , 2000
       ----------------------          -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Title (If applicable)

                                       -----------------------------------------
                                       Signature (If held jointly)

                                       -----------------------------------------
                                       Title (If applicable)

PROXY                                                                      PROXY
                       BERGER/BIAM INTERNATIONAL CORE FUND
                (AS SERIES OF BERGER/BIAM WORLDWIDE FUNDS TRUST)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2000

         The undersigned shareholder of the BERGER/BIAM INTERNATIONAL CORE FUND (the Fund), a series of Berger/BIAM Worldwide Funds Trust (the Trust), a Delaware business trust, hereby appoints Jack R. Thompson, Janice M. Teague, Anthony R. Bosch and Sue Vreeland, or any one or more of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 5, 2000, at the Four Points Sheraton Hotel, 600 South Colorado Blvd., 1st Floor Tree Room, Denver, Colorado, Denver, Colorado, at 10:00 a.m., Mountain time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTERS PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To approve a new Investment Advisory Agreement for the Fund's portfolio with Berger LLC, as adviser.


         FOR                          AGAINST                     ABSTAIN
         [ ]                            [ ]                         [ ]


2. To approve a new Sub-Advisory Agreement for the Fund's portfolio between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.


         FOR                          AGAINST                     ABSTAIN
         [ ]                            [ ]                         [ ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.

Dated:                       , 2000
       ----------------------           ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Title (If applicable)

                                        ----------------------------------------
                                        Signature (If held jointly)

                                        ----------------------------------------
                                        Title (If applicable)